EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GeoGlobal Resources Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2007 as filed with the Securities and Exchange Commission on August 14, 2007 and this Form 10-Q/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan J. Kent, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ Allan J. Kent
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Allan J. Kent
Executive Vice President and Chief Financial Officer
September 12, 2007